UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2012

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)
0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information in Item 3.02 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 3.02                      Unregistered Sales of Equity Securities

Securities Purchase Agreement

On February 7, 2012, Pressure BioSciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with 7 accredited investors, pursuant to which the Company agreed to sell an aggregate of 971,867 shares of common stock, $0.01 par value (“Shares”), resulting in gross proceeds to the Company of $800,000 (the “Private Placement”).  The price per unit was $0.8025 for units consisting of 789,350 shares and 394,677 warrants, and was $0.9125 for units consisting of the remaining 182,517 shares and 91,260 warrants.  Of the $800,000 invested in the private placement, $412,453.33 was received in cash and $387,546.67 was from the conversion of outstanding principal and interest on convertible promissory notes issued by the Company in 2011.

Each unit consists of one share of restricted common stock and a warrant to purchase one-half share of restricted common stock.  The warrants are exercisable for a period of five years, commencing on August 7, 2012, at an exercise price of $0.74 per share for the purchasers of the 789,350 shares, and $0.85 per share for the purchasers of the 182,517 shares.

In connection with the Private Placement, Ladenburg Thalmann & Co. Inc. will be paid $35,000 for providing advisory services.

The foregoing is only a brief description of the material terms of the Purchase Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the form of Securities Purchase Agreement that is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Warrants

The Warrants will be exercisable beginning on the six month anniversary of the date of issuance and expire five years from the initial exercise date.  The Warrants permit the holder to conduct a “cashless exercise” at any time the holder is an affiliate. The exercise price and/or number of shares of Common Stock issuable upon exercise of the Warrants will be subject to adjustment for certain stock dividends, stock splits or similar capital reorganizations, as set forth in the Warrants.

This description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

The Shares were issued in the Private Placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act. The Company based such reliance upon representations made by each purchaser of Shares, including, but not limited to, representations as to the purchaser’s status as an “accredited investor” (as defined in Rule 501(a) under Regulation D) and the purchaser’s investment intent.  The Shares were not offered or sold by any form of general solicitation or general advertising; as such terms are used in Rule 502 under Regulation D.  The Shares may not be offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

Item 9.01                      Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description
3.1	Form of Securities Purchase Agreement
4.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 9, 2012	PRESSURE BIOSCIENCES, INC.

	By:	_____________________________
Joseph L. Damasio Jr, Vice President of Finance and Administration

EXHIBIT INDEX
Exhibit Number	Exhibit Description
3.1	Form of Securities Purchase Agreement
4.1	Form of Warrant